                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 26, 1994



                         Marshall & Ilsley Corporation
                         -----------------------------
            (Exact name of registrant as specified in its charter)


      Wisconsin                     0-1220                   39-0968604
   ---------------               ------------              --------------
   (State or other                (Commission               (IRS Employer
   jurisdiction of               File Number)              Identification
   incorporation)                                               No.)


          770 North Water Street
            Milwaukee, Wisconsin                                   53202
        --------------------------                                -------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (414) 765-7801

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    Item 5.  Other Events.
             -------------

    As previously reported in the registrant's Current Report on Form 8-K dated May 31, 1994, on May 31, 1994 Valley Bancorporation merged with and into the registrant in a transaction accounted for as a pooling of interests.
Exhibit 99 to this Current Report on Form 8-K contains restated financial statements of the registrant reflecting the merger.

    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
             ------------------------------------------------------------------

(c)    Exhibits
       --------

       Exhibit Number          Description
       --------------          -----------
            23                 Consent of Arthur Andersen & Co.

            27                 Financial Data Schedule

            99 The following restated audited financial statements of the registrant, prepared in accordance with Regulation S-X to reflect the merger with Valley Bancorporation:

                               -   Report of Independent Public Accountants

                               - Consolidated Balance Sheets as of December 31, 1993 and 1992

                               - Consolidated Statements of Income for the years ended December 31, 1993, 1992 and 1991

                               - Consolidated Statements of Cash Flows for the years ended December 31, 1993, 1992 and 1991

                               -   Consolidated Statements of Shareholders'
                                   Equity for the years ended December 31,
                                   1993, 1992 and 1991

                               -   Notes to Consolidated Financial Statements

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                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 26, 1994                       MARSHALL & ILSLEY CORPORATION



                                                 By: /s/ M. A. Hatfield
                                                     -------------------------
                                                     M. A. Hatfield

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                                  EXHIBIT INDEX
                                  -------------

    Exhibit No.        Description
    -----------        -----------

        23             Consent of Arthur Andersen & Co.

        27             Financial Data Schedule

        99 The following restated audited financial statements of the registrant, prepared in accordance with Regulation S-X to reflect the merger with Valley Bancorporation:

                           -   Report of Independent Public Accountants

                           - Consolidated Balance Sheets as of December 31, 1993 and 1992

                           - Consolidated Statements of Income for the years ended December 31, 1993, 1992 and 1991

                           - Consolidated Statements of Cash Flows for the years ended December 31, 1993, 1992 and 1991

                           - Consolidated Statements of Shareholders' Equity for the years ended December 31, 1993, 1992 and 1991

                           -   Notes to Consolidated Financial Statements